SECURED SERVICES, INC.

                             SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT, dated as of ________ __, 2004 (the "Agreement") is entered into by and between SecureD Services, Inc. (f/k/a Southern Software Group, Inc.), a Delaware corporation (the "Company"), and the undersigned subscriber to purchase securities of the Company pursuant hereto
(the "Subscriber").

The Company is offering for sale up to 2,000,000 units (the "Units"),each of which consists of three shares of its common stock, par value $0.0001 per share (the "Common Stock") and one redeemable common stock purchase warrant
(the "Warrants") (the Units and the Common Stock and Warrants included therein as well as the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Restricted Securities"), at a price of $2.25 per Unit, in consideration of cash only.

On the foregoing premises, the Subscriber hereby subscribes for the purchase of such number of Units set forth on the signature page to this Agreement on the following terms and conditions:

1.       SUBSCRIPTION TO PURCHASE UNITS

                  1.1 OFFER TO PURCHASE. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Units outlined on the Counterpart Signature Page hereto.

                  With this Agreement, the Subscriber is also tendering to the Company payment of the full subscription amount, in cash, a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable and two copies of each of the following: (i) a suitability letter, (ii) an executed copy of the Warrant Agreement, (iii) an executed copy of the Lock-up/Leak-out Agreement. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

                  1.2 ACCEPTANCE OR REJECTION. The acceptance or rejection of the offer to purchase Units shall take place at such time and place within 15 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber certificates for the Common Stock and the Warrants included in the Units, all against delivery to the Company of the full purchase price of the Units equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2. REPRESENTATIONS. The Subscriber, singly, jointly or on behalf of an entity subscribing, hereby represents and warrants as follows:

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                  2.1 AGE. The Subscriber or signatory is over the age of
         majority.

                  2.2 NO GOVERNMENTAL APPROVAL. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Units.

                  2.3 INFORMATION PROVIDED BY THE SUBSCRIBER. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Units.

                  2.4 INFORMATION PROVIDED BY THE COMPANY. The Subscriber has been provided with access to all material information requested by either the Subscriber, the Subscriber's purchaser representative or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Units shall be maintained by the Subscriber in strict confidence.

                  2.5 SUBSCRIPTION SUBJECT TO ACCEPTANCE. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

                  2.6 FINANCIAL CONDITION OF THE SUBSCRIBER. The Subscriber has adequate means of providing for his/her/its current needs and possible personal

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         contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Units or any of the other Restricted Securities for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

                  2.7 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Subscriber has no present intention of dividing the Units or any of the other Restricted Securities with others or of reselling or otherwise disposing of any portion of the Units or other Restricted Securities unless covered by an effective registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration.

                  2.8 NO RELIANCE ON UNAUTHORIZED REPRESENTATIONS. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except the following:

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                  2.9. INVESTMENT. The Restricted Securities will be held for investment purposes and not with a view toward further distribution or sale.

                  2.10. UNREGISTERED SECURITIES. The Subscriber has been advised by the Company that the Restricted Securities have not been registered under the Securities Act and are therefore not freely tradable.

                  2.11. CERTIFICATES AND LEGENDS. The Subscriber has been advised by the Company that, without prior written approval of counsel for the Company, all of the Common Stock included in the Units shall be represented by one certificate only and all of the Warrants included in the Units shall be represented by one certificate only and that all of the shares of common Stock issuable upon exercise of the Warrants shall be represented by one certificate only and that such certificates, to be issued and delivered to me or my principal, shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

                  The stock transfer records of the Company reflect that no certificate representing any of the Restricted Securities shall be transferred unless the Company shall first have obtained, at the expense of the holder of Restricted Securities an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations,

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

                  Any request for more than one stock certificate or warrant certificate must be accompanied by a letter signed by the requesting holder setting forth all relevant facts relating to the request. The Company will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a "public" distribution of unregistered securities of the Company.

3. INDEMNITY. The Subscriber hereby agrees to indemnify the Company and any person participating in the offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for Units.

4. SETOFF. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.


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5.       MISCELLANEOUS. The Subscriber further understands, acknowledges and agrees that:

                            (a) This Agreement is not transferable or assignable
                     by the Subscriber.

                            (b) This Agreement shall be construed in accordance
                     with and governed by the laws of the State of Delaware.

                            (c) This Agreement constitutes the entire agreement
                     between the parties regarding the subject matter hereof.

                            (d) Notwithstanding any of the representations,
                     warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

                            (e) This Agreement does not entitle the Subscriber
                     to any rights as a shareholder of the Company's securities which are comprised of with respect to any securities purchasable hereunder which have not been fully paid for.

                            (f) Agrees to enter into the Lock-up/Leak-out
                     agreement attached to this subscription agreement as Schedule B.







                      (THIS SPACE INTENTIONALLY LEFT BLANK)

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                          COUNTERPART SIGNATURE PAGE TO
                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

                  This Counterpart Signature Page for that certain Subscription Agreement between SecureD Services, Inc., a Delaware corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

Date: _______ ___, 2004

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Name of Subscriber (Print)                      Name of Joint Subscriber, If Any
(Print)

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Signature                                       Signature

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Street Address                                  Street Address (If Different)

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City, State and Zip Code                        City, State and Zip Code (If
Different)

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Tax I.D. Number or Social Security              Tax I.D. Number or Social
Number                                          Security Number

Number of Units:____, including ___ shares of   $___________________________
Common Stock and ____ Warrants                   Total Subscription Price

                            ACCEPTANCE BY THE COMPANY

       SecureD Services, Inc. hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

                                        SECURED SERVICES, INC.,
                                        A DELAWARE CORPORATION

Date:_____________                         By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________